                                               Filed Pursuant to Rule 497(b)
                                               Registration File No.: 333-30166
                                                                       811-7377


                          MORGAN STANLEY DEAN WITTER
                      MID-CAP DIVIDEND GROWTH SECURITIES

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH
SECURITIES:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 10:30 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Mid-Cap Dividend and Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity"), pursuant to which substantially all of the assets of Mid-Cap Dividend would be combined with those of Mid-Cap Equity and shareholders of Mid-Cap Dividend would become shareholders of Mid-Cap Equity receiving shares of Mid-Cap Equity with a value equal to the value of their holdings in Mid-Cap Dividend (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 1, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MID-CAP DIVIDEND RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

March 17, 2000

-------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
-------------------------------------------------------------------------------

                          MORGAN STANLEY DEAN WITTER
                             MID-CAP EQUITY TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                         ACQUISITION OF THE ASSETS OF
         MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES


                       BY AND IN EXCHANGE FOR SHARES OF
                MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend") in connection with an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Mid-Cap Dividend will be combined with those of Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity") in exchange for shares of Mid-Cap Equity (the "Reorganization"). As a result of this transaction, shareholders of Mid-Cap Dividend will become shareholders of Mid-Cap Equity and will receive shares of Mid-Cap Equity with a value equal to the value of their holdings in Mid-Cap Dividend. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Mid-Cap Dividend and Mid-Cap Equity, attached hereto as Exhibit A. The address of Mid-Cap Dividend is that of Mid-Cap Equity set forth above. This Proxy Statement also constitutes a Prospectus of Mid-Cap Equity, which is dated March 13, 2000, filed by Mid-Cap Equity with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Mid-Cap Equity is an open-end diversified management investment company whose investment objective is to seek long-term capital appreciation. The fund seeks to achieve its objective by investing at least 65% of its assets in common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index (approximately between $165 million and 37 billion as of December 31, 1999). The fund's "Sub-Advisor", TCW Investment Management Company ("TCW" or the "Sub-Advisor"), invests the fund's assets in companies it believes exhibit superior earnings growth prospects and attractive stock market valuations.

     This Proxy Statement and Prospectus sets forth concisely information about Mid-Cap Equity that shareholders of Mid-Cap Dividend should know before voting on the Reorganization Agreement. A copy of the Prospectus for Mid-Cap Equity dated January 28, 2000, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Mid-Cap Equity's Annual Report for the fiscal year ended November 30, 1999. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated March 13, 2000, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Mid-Cap Dividend's Prospectus, dated June 30, 1999, and Annual Report for its fiscal year ended February 28, 1999 and the succeeding unaudited Semi-Annual Report for the six months ended August 31, 1999. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED MARCH 13, 2000.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Mid-Cap Dividend and Mid-Cap Equity ......................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     18
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     20
ADDITIONAL INFORMATION ABOUT MID-CAP DIVIDEND AND MID-CAP
 EQUITY ..................................................................................     21
  General ................................................................................     21
  Financial Information ..................................................................     21
  Management .............................................................................     21
  Description of Securities and Shareholder Inquiries ....................................     21
  Dividends, Distributions and Taxes .....................................................     21
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     22
LEGAL MATTERS ............................................................................     22
AVAILABLE INFORMATION ....................................................................     22
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated January 26, 2000, by and between
 Mid-Cap Dividend and Mid-Cap Equity .....................................................    A-1
Exhibit B - Prospectus of Mid-Cap Equity dated January 28, 2000 ..........................    B-1

                          MORGAN STANLEY DEAN WITTER
                      MID-CAP DIVIDEND GROWTH SECURITIES
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Mid-Cap Dividend (the "Board") of proxies to be used at the Special Meeting of Shareholders of Mid-Cap Dividend to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 10:30 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about March 20, 2000.

     At the Meeting, Mid-Cap Dividend shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Mid-Cap Dividend and Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity") pursuant to which substantially all of the assets of Mid-Cap Dividend will be combined with those of Mid-Cap Equity in exchange for shares of Mid-Cap Equity. As a result of this transaction, Shareholders will become shareholders of Mid-Cap Equity and will receive shares of Mid-Cap Equity equal to the value of their holdings in Mid-Cap Dividend on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Mid-Cap Dividend will receive Class A, Class B, Class C and Class D shares of Mid-Cap Equity, respectively. The shares to be issued by Mid-Cap Equity pursuant to the Reorganization (the "Mid-Cap Equity Shares") will be issued at net asset value without an initial sales charge. Further information relating to Mid-Cap Equity is set forth herein and in Mid-Cap Equity's current Prospectus, dated January 28, 2000 ("Mid-Cap Equity's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Mid-Cap Dividend contained herein has been supplied by Mid-Cap Dividend and the information concerning Mid-Cap Equity contained herein has been supplied by Mid-Cap Equity.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 1, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 22,719,277.273 shares of Mid-Cap Dividend issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Mid-Cap Dividend as of the Record
Date: Class A -- Dean Witter Reynolds Cust for Dale E. Fuller, IRA Rollover dated 06/16/94, 5607 Lobello Dr., Dallas, TX 75229-6405 (10.0%). Class D --
Dean Witter Reynolds Cust for Richard L. Labbe, IRA Rollover dated 12/23/99, 9253 July Lane, St. Augustine, FL 32086-8632 (32.6%); Dean Witter Reynolds Cust for Raul Chavez, IRA Rollover dated 06/21/93, 24 E. Adams Avenue, Alhambra, CA 91801-4801 (15.5%); Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Ctr., 73rd Fl, New York, NY 10048-0002 (6.9%); Dean Witter Reynolds Cust for Judith L. Wilkes, IRA Rollover dated 12/02/99, 3841 Home Avenue, Berwyn, IL 60402-3932 (6.9%); Dean Witter Reynolds Cust for Benjamin R. Boice, IRA Standard dated 08/10/99, 304 S. Mountain, Claremont, CA 91711-5101 (6.8%). As of the Record Date, the trustees and officers of Mid-Cap Dividend, as a group, owned less than 1% of the outstanding shares of Mid-Cap Dividend.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Mid-Cap Equity as of the Record
Date: Class D -- Mark A. Susz, Rev Tr dated 5/1/97, Mark A. Susz Trustee, 400 West 49th Terr Unit 2188, Kansas City, MO 64112-2303 (27.2%). As of the Record Date, the trustees and officers of Mid-Cap Equity, as a group, owned less than 1% of the outstanding shares of Mid-Cap Equity.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Mid-Cap Dividend at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Mid-Cap Dividend present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Mid-Cap Dividend which expenses are expected to approximate $157,000. Mid-Cap Dividend and Mid-Cap Equity will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Mid-Cap Dividend, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.


     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Mid-Cap Dividend has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Mid-Cap Dividend represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Mid-Cap Dividend will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Mid-Cap Equity's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION


     The Reorganization Agreement provides for the transfer of substantially all the assets of Mid-Cap Dividend, subject to stated liabilities, to Mid-Cap Equity in exchange for the Mid-Cap Equity Shares. The aggregate net asset value of the Mid-Cap Equity Shares issued in the exchange will equal the aggregate value of the net assets of Mid-Cap Dividend received by Mid-Cap Equity. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Mid-Cap Dividend will distribute the Mid-Cap Equity Shares received by Mid-Cap Dividend to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Mid-Cap Dividend and Mid-Cap Dividend will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Mid-Cap Equity Shares equal in value to such Shareholder's pro rata interest in the net assets of Mid-Cap Dividend transferred to Mid-Cap Equity. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Mid-Cap Dividend will become a holder of Class A, Class B, Class C and Class D shares of Mid-Cap Equity, respectively. Shareholders holding their shares of Mid-Cap Dividend in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Mid-Cap Equity; however, such Shareholders will not be able to redeem, transfer or exchange the Mid-Cap Equity Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.


     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MID-CAP DIVIDEND ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MID-CAP DIVIDEND AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE


     Mid-Cap Dividend and Mid-Cap Equity each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table briefly describes the fees and expenses that a shareholder of Mid-Cap Dividend and Mid-Cap Equity may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Mid-Cap Dividend for its fiscal year ended February 28, 1999, and by Mid-Cap Equity for its fiscal year ended November 30, 1999. The table also sets forth pro forma fees for the surviving combined fund (Mid-Cap Equity) reflecting what the fee schedule would have been on November 30, 1999, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees


                                                                                                  PRO FORMA
                                                              MID-CAP           MID-CAP            COMBINED
                                                              DIVIDEND           EQUITY        (MID-CAP EQUITY)
                                                          ---------------   ---------------   -----------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................     5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none               none
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none (2)          none (2)           none (2)
Class B ...............................................     5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................     1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none               none
REDEMPTION FEES
Class A ...............................................       none              none               none
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none
EXCHANGE FEE
Class A ...............................................       none              none               none
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                                                              PRO FORMA
                                                   MID-CAP     MID-CAP         COMBINED
                                                  DIVIDEND      EQUITY     (MID-CAP EQUITY)
                                                 ----------   ---------   -----------------
MANAGEMENT FEES(5)
Class A ......................................   0.75%        0.75%         0.74%
Class B ......................................   0.75%        0.75%         0.74%
Class C ......................................   0.75%        0.75%         0.74%
Class D ......................................   0.75%        0.75%         0.74%
DISTRIBUTION AND SERVICE (12B-1) FEES(6)(7)(8)
Class A ......................................   0.25%        0.24%         0.24%
Class B ......................................   1.00%        0.75%         0.82%(9)
Class C ......................................   1.00%        1.00%         1.00%
Class D ......................................   none         none          none

                                                                    PRO FORMA
                                         MID-CAP     MID-CAP         COMBINED
                                        DIVIDEND      EQUITY     (MID-CAP EQUITY)
                                       ----------   ---------   -----------------
OTHER EXPENSES
Class A ............................       0.30%       0.18%           0.19%
Class B ............................       0.30%       0.18%           0.19%
Class C ............................       0.30%       0.18%           0.19%
Class D ............................       0.30%       0.18%           0.19%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A ............................       1.30%       1.17%           1.17%
Class B ............................       2.05%       1.68%           1.75%
Class C ............................       2.05%       1.93%           1.93%
Class D ............................       1.05%       0.93%           0.93%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The combined pro forma rate reflects the current aggregate fee payable by Mid-Cap Equity for management and advisory services, effective as of June 28, 1999.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Share Class Arrangements" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Share Class Arrangements" in each fund's Prospectus).

(8) Although the 12b-1 fee for the Class B shares is similar for both funds, the formula for calculating the 12b-1 fees for the Class B shares of Mid-Cap Equity (1.0% of the lesser of average daily net sales or average daily net assets) results in lower annual 12b-1 fees on the existing assets of the Class B shares of Mid-Cap Equity. Upon the consummation of the reorganization, the assets of Mid-Cap Dividend are treated under the formula as new sales and a 1.0% rate is applied thereto.

(9) The combined fund's Class B 12b-1 fee of 0.82% is based on the combined fund's average net assets during the fiscal year ended November 30, 1999. Mid-Cap Equity's assets have grown significantly during the fiscal year. Thus, if Mid-Cap Equity's much higher asset level at November 30, 1999 (the end of the fiscal year) combined with Mid-Cap Dividend's lower net assets at November 30, 1999 is assumed for purposes of calculating the combined fund's pro forma Class B 12b-1 fee, such fee rate, on an annualized basis, would be 0.73% of the combined fund's net assets.

EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Mid-Cap Dividend or Mid-Cap Equity or the new combined fund (Mid-Cap Equity), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.


     If a Shareholder SOLD His Shares:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Mid-Cap Dividend
 Class A .........     $651        $917      $1,203      $2,015
 Class B .........     $708        $944      $1,306      $2,384
 Class C .........     $308        $644      $1,106      $2,384
 Class D .........     $108        $335      $  582      $1,288
Mid-Cap Equity
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $671        $830      $1,113      $1,987
 Class C .........     $296        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $678        $851      $1,149      $2,062
 Class C .........     $296        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143

     A Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Mid-Cap Dividend
 Class A .........     $651        $917      $1,203      $2,015
 Class B .........     $208        $644      $1,106      $2,384
 Class C .........     $208        $644      $1,106      $2,384
 Class D .........     $108        $335      $  582      $1,288
Mid-Cap Equity
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $171        $530      $  913      $1,987
 Class C .........     $196        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $178        $551      $  949      $2,062
 Class C .........     $196        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143

     LONG-TERM SHAREHOLDERS OF CLASS B AND CLASS C SHARES OF MID-CAP DIVIDEND AND MID-CAP EQUITY MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Mid-Cap Dividend and Mid-Cap Equity -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Mid-Cap Dividend will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Mid-Cap Dividend or the shareholders of Mid-Cap Dividend for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MID-CAP DIVIDEND AND MID-CAP EQUITY

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Mid-Cap Dividend is total return. The investment objective of Mid-Cap Equity is long-term capital appreciation. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of equity securities of medium-sized companies in accordance with their respective investment strategies set forth below.

     Mid-Cap Dividend seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of medium sized companies whose capitalization falls within the range of companies comprising the Standard & Poor's Mid-Cap 400 Index (approximately between $165 million and $37 billion as of December 31, 1999) (the "S&P 400 Index"), that currently pay dividends and that have the potential for increasing dividends. Mid-Cap Equity seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and convertible securities of medium sized companies whose capitalization falls within the range of companies comprising the S&P 400 Index. Mid-Cap Equity's "Sub-Advisor," TCW Investment Management Company ("TCW" or the "Sub-Advisor"), invests the fund's assets in companies it believes exhibit superior earnings growth prospects and attractive stock market valuations. Mid-Cap Dividend may invest up to 35% of its total assets in common stocks of U.S. companies that fall outside the range of mid-cap securities or in non-dividend paying mid-cap securities, as well as in investment grade fixed-income securities. Mid-Cap Dividend may also invest up to 35% of its total assets in convertible bonds or preferred stocks that are convertible into common stock. There are no minimum rating or quality requirements with respect to convertible securities in which Mid-Cap Dividend may invest. However, Mid-Cap Dividend will not invest in convertible securities that are in default in payment of principal or interest. Additionally, Mid-Cap Dividend may invest up to 25% of its total assets in equity securities (including depository receipts) of foreign issuers whose market capitalization is within the range of the companies comprising the S&P 400 Index. Mid-Cap Dividend may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange. Up to 35% of Mid-Cap Equity's total assets may be invested in equity securities of companies with market capitalization at the time of acquisition which is not within the capitalization range of companies comprising the S&P 400 Index, as well as in investment grade fixed-income securities. Additionally, Mid-Cap Equity may invest up to

25% of its total assets in equity securities of foreign issuers in the form of direct investments or depository receipts or similar investments. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Mid-Cap Dividend and Mid-Cap Equity are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Mid-Cap Dividend and Mid-Cap Equity obtain management services from MSDW Advisors. With respect to Mid-Cap Equity, MSDW Advisors has contracted with the Sub-Advisor to invest Mid-Cap Equity's assets, including the placing of orders for the purchase and sale of portfolio securities. Mid-Cap Dividend pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.75% of the fund's average daily net assets. With respect to Mid-Cap Equity, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the portion of the fund's average daily net assets not exceeding $500 million and 0.725% to the portion of such daily net assets exceeding $500 million. MSDW Advisors pays the Sub-Advisor monthly compensation equal to 40% of MSDW Advisors' fee. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Mid-Cap Dividend and Mid-Cap Equity have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Mid-Cap Dividend's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the fund's average daily net assets. In the case of Mid-Cap Equity's Class B shares, Mid-Cap Equity's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Mid-Cap Equity's shares, see the section entitled "Share Class Arrangements" in Mid-Cap Equity's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Mid-Cap Dividend and Mid-Cap Equity are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Mid-Cap Dividend and Mid-Cap Equity pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of

$1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




                                         CLASS B SHARES OF MID-CAP DIVIDEND AND
   YEAR SINCE PURCHASE PAYMENT MADE                  MID-CAP EQUITY
-------------------------------------   ---------------------------------------
     First ..........................                     5.0%
     Second .........................                     4.0%
     Third ..........................                     3.0%
     Fourth .........................                     2.0%
     Fifth ..........................                     2.0%
     Sixth ..........................                     1.0%
     Seventh and thereafter .........                     none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Mid-Cap Equity and Mid-Cap Dividend are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Mid-Cap Dividend and Mid-Cap Equity, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Mid-Cap Dividend and Mid-Cap Equity may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Mid-Cap Dividend and Mid-Cap Equity may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Mid-Cap Dividend and Mid-Cap Equity may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Mid-Cap Equity).

     Mid-Cap Equity shares distributed to shareholders as a result of the merger will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Mid-Cap Equity or Mid-Cap Dividend shareholder remains in an Exchange Fund, the holding period (for purposes of determining the

CDSC rate) is frozen. Both Mid-Cap Dividend and Mid-Cap Equity provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Mid-Cap Equity, see the section entitled "How to Exchange Shares" in Mid-Cap Equity's Prospectus.

     Shareholders of Mid-Cap Dividend and Mid-Cap Equity may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Mid-Cap Dividend and Mid-Cap Equity offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Mid-Cap Dividend and Mid-Cap Equity may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Mid-Cap Dividend and Mid-Cap Equity each pay dividends from net investment income at least once each year. Both funds distribute net capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value of Mid-Cap Equity and Mid-Cap Dividend will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

     Both funds invest in medium-sized companies which may involve greater risk of volatility of a fund's net asset value than is customarily associated with investing in larger, established companies. Often medium-sized companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions. In addition, consistent with its objective of total return, Mid-Cap Dividend invests principally in mid-cap companies which currently pay dividends. By contrast, Mid-Cap Equity, consistent with its capital appreciation objective, generally invests in companies that the Sub-Advisor believes exhibit, among other things, superior earnings growth prospects. As a result, Mid-Cap Equity's portfolio may be comprised, to a greater extent than Mid-Cap Dividend, of "growth" or emerging companies whose securities may be more volatile than those of established companies that pay dividends consistently.

     Both funds may invest up to 35% of their total assets in fixed-income securities. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

     Both funds may invest up to 25% of their total assets in foreign securities (Mid-Cap Dividend may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.) and, as such, are subject to additional risks such as adverse political and economic development abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar may affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.


     Mid-Cap Equity may invest any amount of its assets in convertible securities. Mid-Cap Dividend may invest up to 35% of its total assets in such securities. Convertible securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. All or a portion of the convertible securities in which Mid-Cap Dividend may invest may generally be rated below investment grade. Securities below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics. Mid-Cap Equity may invest up to 5% of its assets in convertible and other fixed income securities which are rated below investment grade.


     Mid-Cap Dividend and Mid-Cap Equity may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Both funds may enter into repurchase agreements, may purchase securities on a when issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, may purchase zero coupon securities and may invest in real estate investment trusts, all of which involve certain special risks.


     In addition, Mid-Cap Equity generally engages in active and frequent trading of portfolio securities (i.e., portfolio turnover) to a greater extent than Mid-Cap Dividend. A high turnover rate will increase fund brokerage costs and may affect the fund's performance and increase capital gains taxes incurred.


     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Mid-Cap Dividend and in Mid-Cap Equity's Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Mid-Cap Dividend, including the Independent Trustees, having reviewed the financial position of Mid-Cap Dividend and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Mid-Cap Dividend and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Mid-Cap Dividend.


THE BOARD'S CONSIDERATION

     At a meeting held on January 26, 2000, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Mid-Cap Dividend and Mid-Cap Equity and TCW's capabilities in providing sub-advisory services to Mid-Cap Equity. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Mid-Cap Dividend and Mid-Cap Equity; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Mid-Cap Dividend and Mid-Cap Equity in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Mid-Cap Dividend considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Mid-Cap Equity) will be lower on a percentage basis than the expenses per share of each corresponding class of Mid-Cap Dividend. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The board noted that the expense ratio for each class of Mid-Cap Dividend was higher (for its fiscal year ended February 28, 1999) than the expense ratio for each corresponding class of Mid-Cap Equity (for its fiscal year ended November 30, 1999).

     2. Shareholders would have a continued participation in a diversified portfolio of mid-cap equity securities through investment in Mid-Cap Equity.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Mid-Cap Dividend or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     4. The Board also took into consideration that absent the Reorganization, the much larger Mid-Cap Equity will continue to compete for investor funds with Mid-Cap Dividend and that it appeared unlikely that Mid-Cap Dividend would experience a material growth in assets in the future. The Reorganization should allow for more concentrated selling efforts to the benefit of both Mid-Cap Dividend and Mid-Cap Equity shareholders and avoid the inefficiencies associated with the operation and distribution of two mid-cap funds through the same sales organization.

     The Board of Trustees of Mid-Cap Equity, including a majority of the Independent Trustees of Mid-Cap Equity, also have determined that the Reorganization is in the best interests of Mid-Cap Equity and its shareholders and that the interests of existing shareholders of Mid-Cap Equity will not be diluted as a result thereof. The transaction will enable Mid-Cap Equity to acquire investment securities which are consistent with Mid-Cap Equity's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Furthermore, like the Shareholders of Mid-Cap Dividend, the shareholders of Mid-Cap Equity may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. The Board noted that, if the reorganization was consummated at the beginning of Mid-Cap Equity's fiscal year, the combined fund's Class B 12b-1 fee would have been 0.82% of the combined fund's average net assets which is eight basis points higher than Mid-Cap Equity's Class B 12b-1 fee during the fiscal year, assuming the merger had not been effected. However, the Board also noted that management has advised that Mid-Cap Equity's assets have grown significantly during the fiscal year. Thus, if the fund's much higher asset level at November 30, 1999 (the end of the fiscal year) combined with Mid-Cap Dividend's lower net assets at November 30, 1999 is assumed for purposes of calculating the combined fund's pro forma Class B 12b-1 fee rate, such rate (on an annualized basis) would be 0.73% of the fund's net assets, two basis points less than Mid-Cap Equity's Class B 12b-1 fee during the fiscal year ended November 30, 1999.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Mid-Cap Dividend will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Mid-Cap Dividend as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Mid-Cap Equity on the Closing Date in exchange for the assumption by Mid-Cap Equity of stated liabilities of Mid-Cap Dividend, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Mid-Cap Dividend prepared by the Treasurer of Mid-Cap Dividend as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Mid-Cap Equity Shares; (ii) such Mid-Cap Equity Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Mid-Cap Dividend would be dissolved; and (iv) the outstanding shares of Mid-Cap Dividend would be canceled.

     The number of Mid-Cap Equity Shares to be delivered to Mid-Cap Dividend will be determined by dividing the aggregate net asset value of each class of shares of Mid-Cap Dividend acquired by Mid-Cap Equity by the net asset value per share of the corresponding class of shares of Mid-Cap Equity; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Mid-Cap Dividend and Mid-Cap Equity may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Mid-Cap Dividend had an aggregate net asset value (not including any Cash Reserve of Mid-Cap Dividend) of $100,000. If the net asset value per Class B share of Mid-Cap Equity were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Mid-Cap Equity to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Mid-Cap Equity would be distributed to the former Class B shareholders of Mid-Cap Dividend. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Mid-Cap Dividend will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Mid-Cap Equity Shares it receives. Each Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Shareholder. Accordingly, the Mid-Cap Equity Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Mid-Cap Equity will be distributed to holders of Class A, Class B, Class C and Class D shares of Mid-Cap Dividend, respectively. Mid-Cap Equity will cause its transfer agent to credit and confirm an appropriate number of Mid-Cap Equity Shares to each Shareholder. Certificates for Mid-Cap Equity Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Mid-Cap Equity. Shareholders who wish to receive certificates representing their Mid-Cap Equity Shares must, after receipt of their confirmations, make a written request to Mid-Cap Equity's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Mid-Cap Dividend holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Mid-Cap Equity; however, such Shareholders will not be able to redeem, transfer or exchange the Mid-Cap Equity Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Mid-Cap Dividend or Mid-Cap Equity. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Mid-Cap Dividend, which expenses are expected to approximate $157,000. Mid-Cap Dividend and Mid-Cap Equity will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Mid-Cap Dividend and Mid-Cap Equity. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 2000, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Mid-Cap Dividend shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Mid-Cap Dividend that received Mid-Cap Equity Shares. Mid-Cap Dividend shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Mid-Cap Equity to Shareholders of record of Mid-Cap Dividend.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Mid-Cap Dividend (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Mid-Cap Equity Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Mid-Cap Dividend recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Mid-Cap Dividend at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Mid-Cap Dividend thereafter will be treated as requests for redemption of shares of Mid-Cap Equity.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Mid-Cap Dividend will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Mid-Cap Dividend's investment company taxable income for all periods since the inception of Mid-Cap Dividend through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Mid-Cap Dividend's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Mid-Cap Dividend and Mid-Cap Equity will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Mid-Cap Dividend and Mid-Cap Equity (including a representation to the effect that Mid-Cap Equity has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of Mid-Cap Dividend acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Mid-Cap Dividend's assets in exchange for the Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of certain stated liabilities of Mid-Cap Dividend followed by the distribution by Mid-Cap Dividend of the Mid-Cap Equity Shares to Shareholders in exchange for their Mid-Cap Dividend shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Mid-Cap Dividend and Mid-Cap Equity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Mid-Cap Equity upon the receipt of the assets of Mid-Cap Dividend solely in exchange for the Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities of Mid-Cap Dividend;

     3. No gain or loss will be recognized by Mid-Cap Dividend upon the transfer of the assets of Mid-Cap Dividend to Mid-Cap Equity in exchange for the Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities or upon the distribution of Mid-Cap Equity Shares to Shareholders in exchange for their Mid-Cap Dividend shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Mid-Cap Dividend for the Mid-Cap Equity Shares;

     5. The aggregate tax basis for the Mid-Cap Equity Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Mid-Cap Dividend held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Mid-Cap Equity Shares to be received by each Shareholder will include the period during which the shares in Mid-Cap Dividend surrendered in exchange therefor were held (provided such shares in Mid-Cap Dividend were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Mid-Cap Dividend acquired by Mid-Cap Equity will be the same as the tax basis of such assets of Mid-Cap Dividend immediately prior to the Reorganization; and

     8. The holding period of the assets of Mid-Cap Dividend in the hands of Mid-Cap Equity will include the period during which those assets were held by Mid-Cap Dividend.


     The Reorganization will result in substantial limitations under the Code on the utilization of the capital loss carryovers of Mid-Cap Dividend. Under those limitations, for the eight years following the Reorganization, only a portion of the capital loss carryover of Mid-Cap Dividend will be available to offset capital gains realized by the combined fund, and thereafter the unused portion of such capital loss carryover will be eliminated. Although the actual amount of the capital loss carryover that will be available for each such year will be determined at the time of the Reorganization, such amount would have been approximately $10 million per year if the Reorganization had occurred on December 31, 1999. It is anticipated that Mid-Cap Dividend will have a capital loss carryover of not less than approximately $100 million at the time of the Reorganization.


     Any capital gains recognized following the Reorganization would be distributable and taxable to the post-Reorganization shareholders of Mid-Cap Equity, including the former shareholders of Mid-Cap Dividend. Mid-Cap Equity had gross unrealized capital gains of approximately $992 million and net unrealized capital gains of approximately $965 million at the end of its most recent fiscal year ended November 30, 1999.


     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES


     Mid-Cap Equity shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Mid-Cap Equity and transferable without restrictions and will have no preemptive rights. Class B shares of Mid-Cap Equity, like Class B shares of Mid-Cap Dividend, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of the Morgan Stanley Dean Witter Mid-Cap Equity and Morgan Stanley Mid-Cap Dividend as of January 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
              CLASS A
-----------------------------------
MSDW - Mid-Cap Dividend ...........    $    4,227,562         610,539      $  6.92
MSDW - Mid-Cap Equity .............    $   37,283,717         925,755      $ 40.27
Combined Fund (pro forma) .........    $   41,511,279       1,030,735      $ 40.27
              CLASS B
------------------------------------
MSDW - Mid-Cap Dividend ...........    $  155,314,203      22,613,365      $  6.87
MSDW - Mid-Cap Equity .............    $1,759,055,252      44,333,144      $ 39.68
Combined Fund (pro forma) .........    $1,914,369,455      48,247,312      $ 39.68
              CLASS C
------------------------------------
MSDW - Mid-Cap Dividend ...........    $    9,017,341       1,306,086      $  6.90
MSDW - Mid-Cap Equity .............    $   57,076,905       1,444,712      $ 39.51
Combined Fund (pro forma) .........    $   66,094,246       1,672,941      $ 39.51
              CLASS D
------------------------------------
MSDW - Mid-Cap Dividend ...........    $      256,616          37,026      $  6.93
MSDW - Mid-Cap Equity .............    $    9,741,314         240,777      $ 40.46
Combined Fund (pro forma) .........    $    9,997,930         247,119      $ 40.46
       TOTAL CLASS A, B, C, D
------------------------------------
MSDW - Mid-Cap Dividend ...........    $  168,815,722              --           --
MSDW - Mid-Cap Equity .............    $1,863,157,188              --           --
Combined Fund (pro forma) .........    $2,031,972,910              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Mid-Cap Equity is long-term capital appreciation. The investment objective of Mid-Cap Dividend is total return. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of equity securities of medium-sized companies in accordance with their respective investment strategies set forth below.

     Mid-Cap Equity seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and convertible securities of companies whose capitalization falls within the range of companies comprising the S&P 400 Index (approximately between $165 million and $37 billion as of December 31, 1999). The Sub-Advisor invests the fund's assets in companies it believes exhibit superior earnings growth prospects and attractive stock market valuations. In buying and selling securities for the fund's portfolio, the Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards are used to screen the more than 1,000 medium-sized companies within the applicable capitalization range to provide the Sub-Advisor with a list of potential investment securities. The Sub-Advisor then subjects the list of securities to fundamental analyses which generally look for at least some of the following factors: a demonstrated record of consistent earnings growth or the potential to grow earnings; an ability to earn an attractive return on equity; a price/earnings ratio which is less than the Sub-Advisor's internally estimated three-year earnings growth rate; a large and growing market share; a strong balance sheet; and significant ownership by management and a strong management team. Up to 35% of Mid-Cap Equity's total assets may be invested in equity securities of companies with market capitalizations at the time of acquisition not within the capitalization range of companies comprising the S&P 400 Index, as well as in investment grade fixed-income securities. Mid-Cap Equity may also invest up to 5% of its total assets in certain high yield, high risk convertible or other fixed-income securities (commonly known as "junk bonds"). Additionally, Mid-Cap Equity may invest up to 25% of its total assets in equity securities of foreign issuers in the form of direct investments or depository receipts or similar investments.

     Mid-Cap Dividend seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and other equity securities of companies whose capitalization falls within the range of companies comprising the S&P 400 Index, that currently pay dividends and that have the potential for increasing dividends. In pursuing Mid-Cap Dividend's investment objective, MSDW Advisors initially employs a quantitative screening process in an attempt to identify a number of common stocks that are underrated and that currently pay dividends. MSDW Advisors then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and whether any of the stocks should be added to or sold from the fund's portfolio. Mid-Cap Dividend may invest up to 35% of its total assets in common stocks of U.S. companies that fall outside the range of mid-cap securities or in non-dividend paying mid-cap securities, as well as in investment grade fixed-income securities. Mid-Cap Dividend may also invest up to 35% of its total assets in convertible bonds or preferred stocks that are convertible into common stock. There are no minimum rating or quality requirements with respect to convertible securities in which Mid-Cap Dividend may invest, however Mid-Cap Dividend will not invest in convertible securities that are in default in payment of principal or interest. Additionally, Mid-Cap Dividend may invest up to 25% of its total assets in equity securities (including depository receipts) of foreign issuers whose market capitalization is within the range of the companies comprising the S&P 400 Index and may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.

     Unlike Mid-Cap Dividend, Mid-Cap Equity generally engages in active and frequent trading of portfolio securities. A high turnover rate will increase fund brokerage costs and may increase capital gains taxes incurred.

     During periods in which, in the opinion of Mid-Cap Equity's Sub-Advisor or Mid-Cap Dividend's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Both Mid-Cap Equity and Mid-Cap Dividend may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase securities on a "when, as and if issued" basis, (iii) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (iv) purchase rights and warrants, (v) invest in zero coupon securities, (vi) invest in real estate investment trusts, (vii) lend their portfolio securities, and (viii) invest up to 15% of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation).

     The investment policies of both Mid-Cap Dividend and Mid-Cap Equity are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Mid-Cap Dividend and Mid-Cap Equity as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) both funds may not, with respect to 75% of their assets, (i) invest more than 5% of their total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities); or (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. However, Mid-Cap Dividend may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as Mid-Cap Dividend (Qualifying Fund); (b) Mid-Cap Equity may not invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligations of the United States Government, its agencies or instrumentalities; Mid-Cap Dividend has no such limitation; (c) both funds have fundamental restrictions that they may not: (i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, but Mid-Cap Dividend is allowed to purchase securities of other investment companies as permitted by Section 12(d) of the Investment Company Act or the rules promulgated thereunder, and this restriction does not apply to an investment by Mid-Cap Dividend in a Qualifying Fund; (ii) invest for the purpose of exercising control or management of any other issuer, but Mid-Cap Dividend is allowed to invest all or substantially all of its assets in a Qualifying Fund; (iii) pledge its assets or assign or otherwise encumber them except to secure permitted borrowings, but Mid-Cap Dividend's collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; or (iv) purchase securities on margin, except for such short term loans as are necessary for the clearance of portfolio securities, but Mid-Cap Dividend's deposit or payment of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; (d) Mid-Cap Equity may not purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs; Mid-Cap Dividend has no such restriction; (e) both funds are prohibited from purchasing or selling commodities, but only Mid-Cap Equity is further prohibited from purchasing or selling commodities contracts; (f) both funds are prohibited from issuing senior securities as defined in the 1940 Act except insofar as a fund may be deemed to have issued a senior security by reason of: (i) entering into any repurchase agreement; (ii) borrowing money; or
(iii) lending portfolio securities; Mid-Cap Equity carves out an additional exception for purchasing securities on a when-issued or delayed delivery basis;
(g) Mid-Cap Equity may not purchase warrants if, as a result, the fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; Mid-Cap Dividend has no such restriction; and (h) Mid-Cap Equity may not invest in options or futures contracts; Mid-Cap Dividend has no such restriction.


                 ADDITIONAL INFORMATION ABOUT MID-CAP DIVIDEND
                              AND MID-CAP EQUITY


GENERAL

     For a discussion of the organization and operation of Mid-Cap Equity and Mid-Cap Dividend, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Mid-Cap Equity and Mid-Cap Dividend, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Mid-Cap Equity and Mid-Cap Dividend, see "Fund Management" in their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Mid-Cap Dividend and Mid-Cap Equity, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Mid-Cap Equity's and Mid-Cap Dividend's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Mid-Cap Equity's and Mid-Cap Dividend's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Mid-Cap Equity's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended November 30, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Mid-Cap Dividend, see its Annual Report for its fiscal year ended February 28, 1999 and its unaudited Semi-Annual Report for the six months ended August 31, 1999.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Mid-Cap Equity, for the year ended November 30, 1999, and Mid-Cap Dividend, for the year ended February 28, 1999 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Mid-Cap Equity will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Mid-Cap Dividend and Mid-Cap Equity is available, as applicable, in the following documents which are incorporated herein by reference: (i) Mid-Cap Equity's Prospectus dated January 28, 2000 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 9 to Mid-Cap Equity's Registration Statement on Form N-1A (File Nos. 33-63685; 811-7377); (ii) Mid-Cap Equity's Annual Report for its fiscal year ended November 30, 1999, accompanying this Proxy Statement and Prospectus; (iii) Mid-Cap Dividend's Prospectus dated June 30, 1999, which Prospectus forms a part of Post-Effective Amendment No. 2 to Mid-Cap Dividend's Registration Statement on Form N-1A (File Nos. 333-43135; 811-8577); and (iv) Mid-Cap Dividend's Annual Report for its fiscal year ended February 28, 1998 and its unaudited Semi-Annual Report for its six months ended August 31, 1999. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Mid-Cap Dividend and Mid-Cap Equity are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Mid-Cap Dividend and Mid-Cap Equity which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of Mid-Cap Dividend knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


March 17, 2000

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of January, 2000, by and between MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST, a Massachusetts business trust ("Mid-Cap Equity") and MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES, a Massachusetts business trust ("Mid-Cap Dividend").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Mid-Cap Equity of substantially all of the assets of Mid-Cap Dividend in exchange for the assumption by Mid-Cap Equity of all stated liabilities of Mid-Cap Dividend and the issuance by Mid-Cap Equity of shares of common stock, par value $0.01 per share (the "Mid-Cap Equity Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Mid-Cap Dividend in liquidation of Mid-Cap Dividend as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MID-CAP DIVIDEND

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mid-Cap Dividend agrees to assign, deliver and otherwise transfer the Mid-Cap Dividend Assets (as defined in paragraph 1.2) to Mid-Cap Equity and Mid-Cap Equity agrees in exchange therefor to assume all of Mid-Cap Dividend's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Mid-Cap Dividend the number of Mid-Cap Equity Shares, including fractional Mid-Cap Equity Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Mid-Cap Dividend Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Mid-Cap Dividend, and any deferred or prepaid expenses shown as an asset on Mid-Cap Dividend's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Mid-Cap Dividend will provide Mid-Cap Equity with a list of all of Mid-Cap Dividend's assets to be assigned, delivered and otherwise transferred to Mid-Cap Equity and of the stated liabilities to be assumed by Mid-Cap Equity pursuant to this Agreement. Mid-Cap Dividend reserves the right to sell any of the securities on such list but will not, without the prior approval of Mid-Cap Equity, acquire any additional securities other than securities of the type in which Mid-Cap Equity is permitted to invest and in amounts agreed to in writing by Mid-Cap Equity. Mid-Cap Equity will, within a reasonable time prior to the Valuation Date, furnish Mid-Cap Dividend with a statement of Mid-Cap Equity's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Mid-Cap Equity's investment objective, policies and restrictions. In the event that Mid-Cap Dividend holds any investments that Mid-Cap Equity is not permitted to hold, Mid-Cap Dividend will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Mid-Cap Dividend and Mid-Cap Equity, when aggregated, would contain investments exceeding


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certain percentage limitations imposed upon Mid-Cap Equity with respect to such investments, Mid-Cap Dividend if requested by Mid-Cap Equity will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Mid-Cap Dividend will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Mid-Cap Equity will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Mid-Cap Dividend prepared by the Treasurer of Mid-Cap Dividend as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Mid-Cap Dividend may establish a cash reserve, which shall not exceed 5% of Mid-Cap Dividend's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Mid-Cap Dividend and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Mid-Cap Dividend to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Mid-Cap Dividend will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Mid-Cap Dividend will distribute Mid-Cap Equity Shares received by Mid-Cap Dividend pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Mid-Cap Dividend Shareholders"). Each Mid-Cap Dividend Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Mid-Cap Dividend Shareholder. Accordingly, the Mid-Cap Equity Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Mid-Cap Equity will be distributed to holders of Class A, Class B, Class C and Class D shares of Mid-Cap Dividend, respectively. Such distribution will be accomplished by an instruction, signed by Mid-Cap Dividend's Secretary, to transfer Mid-Cap Equity Shares then credited to Mid-Cap Dividend's account on the books of Mid-Cap Equity to open accounts on the books of Mid-Cap Equity in the names of the Mid-Cap Dividend Shareholders and representing the respective pro rata number of Mid-Cap Equity Shares due such Mid-Cap Dividend Shareholders. All issued and outstanding shares of Mid-Cap Dividend simultaneously will be canceled on Mid-Cap Dividend's books; however, share certificates representing interests in Mid-Cap Dividend will represent a number of Mid-Cap Equity Shares after the Closing Date as determined in accordance with paragraph 2.3. Mid-Cap Equity will issue certificates representing Mid-Cap Equity Shares in connection with such exchange only upon the written request of a Mid-Cap Dividend Shareholder.

     1.6 Ownership of Mid-Cap Equity Shares will be shown on the books of Mid-Cap Equity's transfer agent. Mid-Cap Equity Shares will be issued in the manner described in Mid-Cap Equity's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Mid-Cap Equity Shares in a name other than the registered holder of Mid-Cap Equity Shares on Mid-Cap Dividend's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Mid-Cap Equity Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Mid-Cap Dividend is and shall remain the responsibility of Mid-Cap Dividend up to and including the date on which Mid-Cap Dividend is dissolved and deregistered pursuant to paragraph 1.9.


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     1.9 Within one year after the Closing Date, Mid-Cap Dividend shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Mid-Cap Dividend as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Mid-Cap Dividend, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Mid-Cap Dividend for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Mid-Cap Dividend shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of Mid-Cap Dividend in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Mid-Cap Equity or their designee and Mid-Cap Equity or its designee shall comply with applicable record retention requirements to which Mid-Cap Dividend is subject under the 1940 Act.



2. VALUATION

     2.1 The value of the Mid-Cap Dividend Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Mid-Cap Dividend of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Mid-Cap Equity's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Mid-Cap Equity Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Mid-Cap Equity's then current Prospectus and Statement of Additional Information.

     2.3 The number of Mid-Cap Equity Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Mid-Cap Dividend shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Mid-Cap Equity (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Mid-Cap Dividend shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Mid-Cap Equity. Mid-Cap Equity shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.


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     3.2 Portfolio securities held by Mid-Cap Dividend and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Mid-Cap Equity, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Mid-Cap Dividend to the Custodian for the account of Mid-Cap Equity on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Mid-Cap Equity Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Mid-Cap Equity and Mid-Cap Dividend, accurate appraisal of the value of the net assets of Mid-Cap Equity or the Mid-Cap Dividend Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Mid-Cap Dividend shall deliver to Mid-Cap Equity or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Mid-Cap Dividend Shareholders and the number and percentage ownership of outstanding Mid-Cap Dividend shares owned by each such Mid-Cap Dividend Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Mid-Cap Dividend Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Mid-Cap Equity shall issue and deliver to such Secretary a confirmation evidencing delivery of Mid-Cap Equity Shares to be credited on the Closing Date to Mid-Cap Dividend or provide evidence satisfactory to Mid-Cap Dividend that such Mid-Cap Equity Shares have been credited to Mid-Cap Dividend's account on the books of Mid-Cap Equity. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF MID-CAP EQUITY AND MID-CAP DIVIDEND

     4.1 Except as otherwise expressly provided herein with respect to Mid-Cap Dividend, Mid-Cap Equity and Mid-Cap Dividend each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Mid-Cap Equity will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Mid-Cap Equity Shares ("Registration Statement"). Mid-Cap Dividend will provide Mid-Cap Equity with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Mid-Cap Dividend will further provide Mid-Cap Equity with such other information and documents relating to Mid-Cap Dividend as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Mid-Cap Dividend will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Mid-Cap


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

Dividend will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Mid-Cap Equity will furnish Mid-Cap Dividend with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Mid-Cap Equity as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Mid-Cap Dividend will assist Mid-Cap Equity in obtaining such information as Mid-Cap Equity reasonably requests concerning the beneficial ownership of Mid-Cap Dividend shares.

     4.5 Subject to the provisions of this Agreement, Mid-Cap Equity and Mid-Cap Dividend will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Mid-Cap Dividend shall furnish or cause to be furnished to Mid-Cap Equity within 30 days after the Closing Date a statement of Mid-Cap Dividend's assets and liabilities as of the Closing Date, which statement shall be certified by Mid-Cap Dividend's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Mid-Cap Dividend shall furnish Mid-Cap Equity, in such form as is reasonably satisfactory to Mid-Cap Equity, a statement certified by Mid-Cap Dividend's Treasurer of Mid-Cap Dividend's earnings and profits for Federal income tax purposes that will be carried over to Mid-Cap Equity pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Mid-Cap Dividend (a) shall prepare and file all Federal and other tax returns and reports of Mid-Cap Dividend required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Mid-Cap Equity agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Mid-Cap Equity represents and warrants to Mid-Cap Dividend as follows:


     (a) Mid-Cap Equity is a validly existing Massachusetts Business Trust with full power to carry on its business as presently conducted;

     (b) Mid-Cap Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Mid-Cap Equity have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Mid-Cap Equity are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Mid-Cap Equity is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;


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

     (d) The current Prospectus and Statement of Additional Information of Mid-Cap Equity conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Mid-Cap Equity is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Mid-Cap Equity's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mid-Cap Equity is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Mid-Cap Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Mid-Cap Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended November 30, 1999, of Mid-Cap Equity certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Mid-Cap Dividend), fairly present, in all material respects, Mid-Cap Equity's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Mid-Cap Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Mid-Cap Equity Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Mid-Cap Equity's current Prospectus incorporated by reference in the Registration Statement. Mid-Cap Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Mid-Cap Equity, and this Agreement constitutes a valid and binding obligation of Mid-Cap Equity enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Mid-Cap Equity's performance of this Agreement;

     (j) Mid-Cap Equity Shares to be issued and delivered to Mid-Cap Dividend, for the account of the Mid-Cap Dividend Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Mid-Cap Equity Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Mid-Cap Equity's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;


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

     (k) All material Federal and other tax returns and reports of Mid-Cap Equity required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Mid-Cap Equity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Mid-Cap Equity has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Mid-Cap Equity to continue to meet the requirements of Subchapter M of the Code;

     (m) Since November 30, 1999 there has been no change by Mid-Cap Equity in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Mid-Cap Equity for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Mid-Cap Equity) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Mid-Cap Dividend represents and warrants to Mid-Cap Equity as follows:


     (a) Mid-Cap Dividend is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Mid-Cap Dividend is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Mid-Cap Dividend have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Mid-Cap Dividend are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Mid-Cap Dividend is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Mid-Cap Dividend conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Mid-Cap Dividend is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Mid-Cap Dividend's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mid-Cap Dividend is a party or by which it is bound;


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

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Mid-Cap Dividend or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Mid-Cap Dividend knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Mid-Cap Dividend for the year ended February 28, 1999, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Mid-Cap Equity) fairly present, in all material respects, Mid-Cap Dividend's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Mid-Cap Dividend (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Mid-Cap Dividend has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Mid-Cap Dividend are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Mid-Cap Dividend's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Mid-Cap Dividend does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Mid-Cap Equity pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Mid-Cap Dividend, and subject to the approval of Mid-Cap Dividend's shareholders, this Agreement constitutes a valid and binding obligation of Mid-Cap Dividend, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Mid-Cap Dividend's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Mid-Cap Dividend required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Mid-Cap Dividend's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Mid-Cap Dividend has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Mid-Cap Dividend to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Mid-Cap Dividend will have good and valid title to the Mid-Cap Dividend Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Mid-Cap Dividend which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Mid-Cap Equity will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Mid-Cap Dividend's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Mid-Cap Equity Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Mid-Cap Dividend for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Mid-Cap Dividend will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Mid-Cap Dividend has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Mid-Cap Dividend is not acquiring Mid-Cap Equity Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP DIVIDEND

     The obligations of Mid-Cap Dividend to consummate the transactions provided for herein shall be subject, at its election, to the performance by Mid-Cap Equity of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Mid-Cap Equity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Mid-Cap Equity shall have delivered to Mid-Cap Dividend a certificate of its President and Treasurer, in a form reasonably satisfactory to Mid-Cap Dividend and dated as of the Closing Date, to the effect that the representations and warranties of Mid-Cap Equity made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mid-Cap Dividend shall reasonably request;

     6.3 Mid-Cap Dividend shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Mid-Cap Equity, dated as of the Closing Date, to the effect that:

     (a) Mid-Cap Equity is a validly existing Massachusetts Business Trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Mid-Cap Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Mid-Cap Equity and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Mid-Cap Dividend, is a valid and binding obligation of Mid-Cap Equity enforceable against Mid-Cap Equity in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Mid-Cap Equity Shares to be issued to Mid-Cap Dividend Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Mid-Cap Equity's Statement of Additional Information), and no shareholder of Mid-Cap Equity has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Mid-Cap Equity's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Mid-Cap Equity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Mid-Cap Equity's 12b-1 plan of distribution from those described in Mid-Cap Equity's Prospectus dated January 28, 2000 and Statement of Additional Information dated January 28, 2000.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP EQUITY

     The obligations of Mid-Cap Equity to complete the transactions provided for herein shall be subject, at its election, to the performance by Mid-Cap Dividend of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Mid-Cap Dividend contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Mid-Cap Dividend shall have delivered to Mid-Cap Equity at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Mid-Cap Equity and dated as of the Closing Date, to the effect that the representations and warranties of Mid-Cap Dividend made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mid-Cap Equity shall reasonably request;

     7.3 Mid-Cap Dividend shall have delivered to Mid-Cap Equity a statement of the Mid-Cap Dividend Assets and its liabilities, together with a list of Mid-Cap Dividend's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Mid-Cap Dividend;

     7.4 Mid-Cap Dividend shall have delivered to Mid-Cap Equity within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Mid-Cap Dividend for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Mid-Cap Dividend for the periods covered thereby, (b) for the period from February 28, 1999 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from February 28, 1999 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Mid-Cap Dividend would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Mid-Cap Equity shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to Mid-Cap Dividend, dated as of the Closing Date to the effect that:

     (a) Mid-Cap Dividend is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Mid-Cap Dividend is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Mid-Cap Dividend and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Mid-Cap Equity, is a valid and binding obligation of Mid-Cap Dividend enforceable against Mid-Cap Dividend in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Mid-Cap Dividend's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Mid-Cap Dividend of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Mid-Cap Dividend Assets shall include no assets that Mid-Cap Equity, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP EQUITY
     AND MID-CAP DIVIDEND

     The obligations of Mid-Cap Dividend and Mid-Cap Equity hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Mid-Cap Dividend in accordance with the provisions of Mid-Cap Dividend's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Mid-Cap Equity;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Mid-Cap Equity or Mid-Cap Dividend to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Mid-Cap Equity or Mid-Cap Dividend;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Mid-Cap Dividend shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Mid-Cap Dividend Shareholders all of Mid-Cap Dividend's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Mid-Cap Equity and Mid-Cap Dividend, which opinion may be relied upon by the shareholders of Mid-Cap Dividend, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of Mid-Cap Dividend's assets in exchange for Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of certain stated liabilities of Mid-Cap Dividend followed by the distribution by Mid-Cap Dividend of Mid-Cap Equity Shares to the Mid-Cap Dividend Shareholders in exchange for their Mid-Cap Dividend shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Mid-Cap Dividend and Mid-Cap Equity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Mid-Cap Equity upon the receipt of the assets of Mid-Cap Dividend solely in exchange for Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities of Mid-Cap Dividend;

     (c) No gain or loss will be recognized by Mid-Cap Dividend upon the transfer of the assets of Mid-Cap Dividend to Mid-Cap Equity in exchange for Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities or upon the distribution of Mid-Cap Equity Shares to the Mid-Cap Dividend Shareholders in exchange for their Mid-Cap Dividend shares;

     (d) No gain or loss will be recognized by the Mid-Cap Dividend Shareholders upon the exchange of the Mid-Cap Dividend shares for Mid-Cap Equity Shares;

     (e) The aggregate tax basis for Mid-Cap Equity Shares received by each Mid-Cap Dividend Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Mid-Cap Dividend Shares held by each such Mid-Cap Dividend Shareholder immediately prior to the Reorganization;

     (f) The holding period of Mid-Cap Equity Shares to be received by each Mid-Cap Dividend Shareholder will include the period during which the Mid-Cap Dividend Shares surrendered in exchange therefor were held (provided such Mid-Cap Dividend Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Mid-Cap Dividend acquired by Mid-Cap Equity will be the same as the tax basis of such assets to Mid-Cap Dividend immediately prior to the Reorganization; and

     (h) The holding period of the assets of Mid-Cap Dividend in the hands of Mid-Cap Equity will include the period during which those assets were held by Mid-Cap Dividend.

     Notwithstanding anything herein to the contrary, neither Mid-Cap Equity nor Mid-Cap Dividend may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Mid-Cap Equity shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Mid-Cap Dividend shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Mid-Cap Dividend being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Mid-Cap Dividend's obligations specified in this Agreement), Mid-Cap Dividend's only obligation hereunder shall be to reimburse Mid-Cap Equity for all reasonable out-of-pocket fees and expenses incurred by Mid-Cap Equity in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Mid-Cap Equity being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Mid-Cap Equity's obligations specified in this Agreement), Mid-Cap Equity's only obligation hereunder shall be to reimburse Mid-Cap Dividend for all reasonable out-of-pocket fees and expenses incurred by Mid-Cap Dividend in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Mid-Cap Dividend hereunder shall not survive the dissolution and complete liquidation of Mid-Cap Dividend in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Mid-Cap Dividend and Mid-Cap
Equity;

     (b) by either Mid-Cap Equity or Mid-Cap Dividend by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 2000; or

     (c) by either Mid-Cap Equity or Mid-Cap Dividend, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Mid-Cap Dividend shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Mid-Cap Equity or Mid-Cap Dividend, or the trustees or officers of Mid-Cap Equity or Mid-Cap Dividend, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Mid-Cap Equity or Mid-Cap Dividend, or the trustees or officers of Mid-Cap Equity or Mid-Cap Dividend, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Mid-Cap Equity hereunder are solely those of Mid-Cap Equity. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Mid-Cap Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Mid-Cap Equity and signed by authorized officers of Mid-Cap Equity acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Mid-Cap Dividend hereunder are solely those of Mid-Cap Dividend. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Mid-Cap Dividend shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Mid-Cap Dividend and signed by authorized officers of Mid-Cap Dividend acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER MID-CAP
                                DIVIDEND GROWTH SECURITIES



                                By: /s/ CHARLES A. FIUMEFREDDO
                                    --------------------------------------------
                                    Name:  Charles A. Fiumefreddo
                                    Title: Chairman



                                MORGAN STANLEY DEAN WITTER MID-CAP
                                EQUITY TRUST



                                By: /s/ BARRY FINK
                                    --------------------------------------------
                                    Name: Barry Fink
                                    Title:   Vice President

                 (This page has been left blank intentionally.)

                                              PROSPECTUS - JANUARY 28, 2000

                                                                       EXHIBIT B

MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------

                                                           MID-CAP EQUITY TRUST








                               [GRAPHIC OMITTED]








                        A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective ...........................  1
                            Principal Investment Strategies ................  1
                            Principal Risks ................................  2
                            Past Performance ...............................  3
                            Fees and Expenses ..............................  4
                            Additional Investment Strategy Information .....  5
                            Additional Risk Information ....................  6
                            Fund Management ................................  7
Shareholder Information     Pricing Fund Shares ............................  9
                            How to Buy Shares ..............................  9
                            How to Exchange Shares ......................... 11
                            How to Sell Shares ............................. 13
                            Distributions .................................. 15
                            Tax Consequences ............................... 15
                            Share Class Arrangements ....................... 16
Financial Highlights        ................................................ 24
Our Family of Funds         ................................  Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund") seeks long-term capital appreciation.

[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 65% of its total assets in a portfolio of common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $165 million and $37 billion as of December 31, 1999. The Fund's "Sub-Advisor," TCW Investment Management Company, invests the Fund's assets in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Fund's portfolio, the Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:


(SIDEBAR)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(END SIDEBAR)

o a demonstrated record of consistent earnings growth or the potential to grow earnings;

o    an ability to earn an attractive return on equity;

o a price/earnings ratio which is less than the Sub-Advisor's internally estimated three-year earnings growth rate;

o    a large and growing market share;

o    a strong balance sheet; and

o    significant ownership by management and a strong management team.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.

In addition, the Fund's investments may include equity securities of small or large companies, foreign securities and investment grade fixed-income securities.

In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in equity securities of small or large companies, foreign securities and its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(SIDEBAR)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year for the past three calendar years.
(END SIDEBAR)

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1997            10.97%
'98             62.71%
'99            124.60%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.17% (quarter ended March 31, 1997).

(SIDEBAR)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(END SIDEBAR)

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
---------------------------------------------------------
                                         LIFE OF FUND
                          PAST 1 YEAR   (SINCE 2/27/96)
---------------------------------------------------------
  Class A(1)                113.79%            --
---------------------------------------------------------
  Class B                   119.60%         45.24%
---------------------------------------------------------
  Class C(1)                122.93%            --
---------------------------------------------------------
  Class D(1)                125.75%            --
---------------------------------------------------------
  S&P Mid-Cap 400 Index(2)   14.72%         20.42%(3)
---------------------------------------------------------

1    Classes A, C and D commenced operations on July 28, 1997.

2 The S&P Mid-Cap 400 Index is a market-value weighted Index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

3    For the period February 29, 1996 to December 31, 1999.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(SIDEBAR)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(END SIDEBAR)

(SIDEBAR)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 1999.*
(END SIDEBAR)

                                             CLASS A         CLASS B         CLASS C       CLASS D
---------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
  Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)              5.25%(1)         None            None           None
---------------------------------------------------------------------------------------------------
  Maximum deferred sales charge
  (load) (as a percentage based on
  the lesser of the offering price or
  net asset value at redemption)              None(2)        5.00%(3)        1.00%(4)        None
---------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
  Management fee*                            0.75%           0.75%           0.75%          0.75%
---------------------------------------------------------------------------------------------------
  Distribution and service (12b-1)
  fees                                       0.24%           0.75%           1.00%           None
---------------------------------------------------------------------------------------------------
  Other expenses                             0.18%           0.18%           0.18%          0.18%
---------------------------------------------------------------------------------------------------
  Total annual Fund operating
  expenses                                   1.17%           1.68%           1.93%          0.93%
---------------------------------------------------------------------------------------------------

1    Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4    Only applicable if you sell your shares within one year after purchase.

* Restated to reflect a reduction in the aggregate fee payable by the Fund for management and advisory services from 1.00% of the Fund's daily net assets to 0.75% of the portion of the Fund's daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's daily net assets exceeding $500 million, which took effect when the Fund's management arrangements were changed effective June 28, 1999.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

            IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
--------------------------------------------------      ----------------------------------------
            1 YEAR   3 YEARS   5 YEARS    10 YEARS       1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------      ----------------------------------------
  CLASS A   $638     $877      $1,135     $1,871        $638      $877      $1,135     $1,871
--------------------------------------------------      ----------------------------------------
  CLASS B   $671     $830      $1,113     $1,987        $171      $530      $913       $1,987
--------------------------------------------------      ----------------------------------------
  CLASS C   $296     $606      $1,042     $2,254        $196      $606      $1,042     $2,254
--------------------------------------------------      ----------------------------------------
  CLASS D   $95      $296      $515       $1,143        $95       $296      $515       $1,143
--------------------------------------------------      ----------------------------------------

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

OTHER INVESTMENTS. The Fund also may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. It also may invest up to 25% of its assets in foreign equity securities (including depository receipts).

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

SMALL COMPANIES. As with the Fund's investments in medium-sized companies, its investments in the securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Small companies in particular often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.

companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

[GRAPHIC OMITTED]
FUND MANAGEMENT
---------------
Effective June 28, 1999, the Fund has retained the Investment Manager - Morgan Stanley Dean Witter Advisors Inc. - to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - TCW Investment Management Company - to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Prior to June 28, 1999, TCW Investment Management Company acted as the Fund's advisor and Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of the Investment Manager, served as the Fund's manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

(SIDEBAR)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of December 31, 1999.
(END SIDEBAR)

The Sub-Advisor is a wholly-owned subsidiary of TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. The Sub-Advisor, together with its affiliated companies, manages approximately $70 billion primarily for institutional investors.

Douglas S. Foreman, Chief Investment Officer of U.S. Equities and Group Managing Director of the Sub-Advisor, is the primary portfolio manager of the Fund. He is assisted by Christopher J. Ainley, Managing Director of the Sub-Advisor. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of the TCW Group since 1994.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal period December 1, 1998 through June 27, 1999, the Fund accrued total compensation to Morgan Stanley Dean Witter Services Company Inc. (at the time the Fund's manager) and TCW Investment Management Company (at the time acting as the Fund's advisor, rather than sub-advisor) in the amount of 1.00% of the Fund's average daily net assets (0.60% to Morgan Stanley Dean Witter Services Company Inc. and 0.40% to TCW Investment Management Company). Upon effectiveness of the change in the Fund's management arrangements on June 28, 1999, the aggregate fee payable by the Fund for management and advisory services was lowered from 1.00% of the Fund's daily net assets to 0.75% of the portion of the Fund's daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's daily net assets exceeding $500 million. For the fiscal period June 28, 1999 through November 30, 1999 the Fund accrued total compensation to the Investment Manager in the amount of 0.74% of the Fund's daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(SIDEBAR)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
(END SIDEBAR)

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(SIDEBAR)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(END SIDEBAR)

MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------------------------------
                                                                                  MINIMUM INVESTMENT
                                                                            ----------------------------
INVESTMENT OPTIONS                                                              INITIAL     ADDITIONAL
--------------------------------------------------------------------------------------------------------
  Regular Account                                                           $1,000            $100
--------------------------------------------------------------------------------------------------------
  Individual Retirement Accounts:                          Regular IRAs     $1,000            $100
                                                           Education IRAs   $500              $100
--------------------------------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your checking or savings account or
  Money Market Fund)                                                        $100*             $100*
--------------------------------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Mid-Cap Equity Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------
PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                      --------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

(SIDEBAR)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(END SIDEBAR)

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in

Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                              MAXIMUM
CLASS     SALES CHARGE                                                                   ANNUAL 12B-1FEE
--------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                              0.25%
--------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years           1.0%
--------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                    1.0%
--------------------------------------------------------------------------------------------------------
  D       None                                                                               None
--------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(SIDEBAR)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(END SIDEBAR)

                                                  FRONT-END SALES CHARGE
                                     --------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                     5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                     4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                     4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                     3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $1 million           2.00%                     2.04%
---------------------------------------------------------------------------------------
  $1 million and over                            0                         0
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(SIDEBAR)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(END SIDEBAR)

                                    CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE        AMOUNT REDEEMED
------------------------------------------------------------
  First                                      5.0%
------------------------------------------------------------
  Second                                     4.0%
------------------------------------------------------------
  Third                                      3.0%
------------------------------------------------------------
  Fourth                                     2.0%
------------------------------------------------------------
  Fifth                                      2.0%
------------------------------------------------------------
  Sixth                                      1.0%
------------------------------------------------------------
  Seventh and thereafter                     None
------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a MSDW Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

o    Certain unit investment trusts sponsored by Dean Witter Reynolds.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                            FOR THE PERIOD
                                                    FOR THE               FOR THE           JULY 28, 1997*
                                                   YEAR ENDED            YEAR ENDED             THROUGH
                                               NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
-------------------------------------------------------------------------------------------------------------
 CLASS A ++
-------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $15.60                $10.88               $10.85
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                 (0.34)                (0.18)               (0.06)
  Net realized and unrealized gain                    18.57                  4.90                 0.09
                                                 ----------             ---------              -------
 Total income from investment operations              18.23                  4.72                 0.03
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.83(4)             $15.60               $10.88
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       116.89%                43.38%                0.28%(1)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
 Expenses                                              1.23%(3)              1.55%(3)             1.55%(2)
-------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (0.93)%(3)            (1.40)%(3)           (1.46)%(2)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $19,934                $1,107                  $58
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 51%                   52%                  49%
-------------------------------------------------------------------------------------------------------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

                                                                                                         FOR THE PERIOD
                                                                                                       FEBRUARY 27, 1996*
                                                                                                            THROUGH
                                                            FOR THE YEAR ENDED NOVEMBER 30             NOVEMBER 30, 1996
                                                  --------------------------------------------------- -------------------
                                                         1999++             1998++         1997**++           1996
-------------------------------------------------------------------------------------------------------------------------
 CLASS B
-------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $15.46             $10.85          $10.92           $10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                     (0.42)             (0.26)          (0.22)           (0.13)
  Net realized and unrealized gain                        18.32               4.87            0.15             1.05
                                                     -----------         ---------         -------        ---------
 Total income (loss) from investment operations           17.90               4.61           (0.07)            0.92
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $33.36(4)          $15.46          $10.85           $10.92
-------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           115.82%             42.49%          (0.64)%           9.20%(1)
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.74%(3)           2.20%(3)        2.29%            2.28%(2)
-------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                      (1.44)%(3)         (2.05)%(3)      (2.16)%          (1.79)%(2)
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $1,315,930           $212,043        $174,412         $205,274
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     51%                52%             49%              25%
-------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

                                                                                            FOR THE PERIOD
                                                    FOR THE               FOR THE           JULY 28, 1997*
                                                   YEAR ENDED            YEAR ENDED             THROUGH
                                               NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
------------------------------------------------------------------------------------------------------------
 CLASS C ++
------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $15.45                $10.85               $10.85
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                 (0.52)                (0.28)               (0.08)
  Net realized and unrealized gain                    18.31                  4.88                 0.08
                                                 ----------             ---------            ---------
 Total income from investment operations              17.79                  4.60                   --
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.24(4)             $15.45               $10.85
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       115.18%                42.27%                0.09%(1)
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
 Expenses                                              1.99%(3)              2.30%(3)             2.32%(2)
------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (1.69)%(3)            (2.15)%(3)           (2.22)%(2)
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $34,898                  $712                  $83
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 51%                   52%                  49%
------------------------------------------------------------------------------------------------------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

                                                                                            FOR THE PERIOD
                                                    FOR THE               FOR THE           JULY 28, 1997*
                                                   YEAR ENDED            YEAR ENDED             THROUGH
                                               NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
------------------------------------------------------------------------------------------------------------
 CLASS D ++
------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $15.66                $10.89               $10.85
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                 (0.21)                (0.15)               (0.05)
  Net realized and unrealized gain                    18.52                  4.92                 0.09
                                                 ----------             ---------            ---------
 Total income from investment operations              18.31                  4.77                 0.04
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.97(4)             $15.66               $10.89
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       116.96%                43.80%                0.37%(1)
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
 Expenses                                              0.99%(3)              1.30%(3)             1.30%(2)
------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (0.69)%(3)            (1.15)%(3)           (1.19)%(2)
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $4,384                   $15                  $10
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 51%                   52%                  49%
------------------------------------------------------------------------------------------------------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

NOTES



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28

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NOTES



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30

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
GROWTH FUNDS

GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value/Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund
--------------------------------------------------------------------------------
INCOME FUNDS

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

There may be Funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                             PROSPECTUS - JANUARY 28, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:
                         WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:    MCFAX                 Class C:    MCFCX
--------------------               -------------------
  Class B:    MCFBX                 Class D:    MCFDX
--------------------               -------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7377)



Morgan Stanley Dean Witter

MID-CAP EQUITY TRUST

[GRAPHIC OMITTED]

A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION

         MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2000

     The undersigned shareholder of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities does hereby appoint Barry Fink, Ronald E. Robison and Joseph
J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities to be held on June 22, 2000, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 10:30 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s):
WWW/MSDWT.COM or WWW.PROXYVOTE.COM

                                                      PLEASE MARK VOTES
                                                      IN THE EXAMPLE USING  [X]
                                                      BLACK OR BLUE INK


The Proposal:                            FOR    AGAINST    ABSTAIN

Approval of the Agreement and Plan of    [ ]      [ ]        [ ]
Reorganization, dated as of January 26, 2000, pursuant to which substantially all of the assets of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities would be combined with those of Morgan Stanley Dean Witter Mid-Cap Equity Trust and shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities would become shareholders of Morgan Stanley Dean Witter Mid-Cap Equity Trust receiving shares in Morgan Stanley Dean Witter Mid-Cap Equity Trust with a value equal to the value of their holdings in Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.


           Please make sure to sign and date this Proxy using black or blue ink.

           Date _______________________________________________________________

            __________________________________________________________________

            __________________________________________________________________
                            Shareholder sign in the box above

            __________________________________________________________________

            __________________________________________________________________
                         Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                       MORGAN STANLEY DEAN WITTER MID-CAP
                           DIVIDEND GROWTH SECURITIES



--------------------------------------------------------------------------------

                                    IMPORTANT


                USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------


054, 394, 395, 396

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

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